VIA EDGAR

March 1, 2019

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Aberdeen Standard Investments ETFs (the “Registrant”) – File Nos.: 333-198170 and 811-22986

Ladies and Gentlemen:

On behalf of the Registrant, please find attached for filing Post-Effective Amendment No. 15 to the Registrant’s Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”) and Amendment No. 17 to the Registrant’s Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Amendment”).

The Amendment is being filed pursuant to Rule 485(a) under the 1933 Act in connection with a change in the name of the Aberdeen Standard Bloomberg Energy Commodity Longer Dated Strategy K-1 Free ETF (NYSE Arca: BEF) to the Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF, and corresponding changes to the Fund’s principal investment strategies and investment objective. The Amendment also reflects certain changes, including, among others:

•	Investment Objective Changes. Each Fund has revised its investment objective such that it will seek to provide total return through actively managed exposure to its respective Bloomberg total return index.
•	Management Fee Change: Effective December 13, 2018, the Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF (NYSE Arca: BCI) reduced the management fee paid by the Fund to the Advisor from 0.29% to 0.25% per annum of the Fund’s average daily net assets.

On or about April 30, 2019, the Registrant will also file a post-effective amendment to update certain financial information and make certain other non-material changes, to coincide with the effective date of the Amendment.

Please call me at (215) 405-2404 with any questions or comments concerning this filing.

Sincerely

/s/ Robert Hepp

Robert Hepp